Exhibit 99.1

www.bankrate.com

FOR IMMEDIATE RELEASE

BANKRATE, INC. BROADENS ITS CREDIT CARD AND COLLEGE FINANCE
CHANNELS WITH THE ACQUISITIONS OF NATIONWIDE CARD SERVICES
AND SAVINGFORCOLLEGE.COM
COMPANY ANNOUNCES PRELIMINARY 2008 GUIDANCE
Conference Call Scheduled for December 10, 2007 at 11:00am ET

New York, NY - December 10, 2007 - Bankrate, Inc. (NASDAQ: RATE) announced today it has acquired two companies in separate transactions. The first company, Memphis based, Nationwide Card Services, Inc. (“NCS”) markets a comprehensive line of consumer and business credit cards via the Internet. NCS’s clients include the top financial institutions and credit card issuers. The purchase price is $26.4 million in cash with an additional $7.0 million in potential earn-out based on achieving specific financial performance metrics over the next two years.

“The acquisition of NCS adds breadth to one of the important channels we’ve targeted for growth,” said Thomas R. Evans, President and CEO of Bankrate, Inc. “NCS’s affiliate network and strong platform, combined with our organic traffic, should provide the foundation for significant revenue growth in our credit card channel and a much better credit card offering to our consumers,” Mr. Evans stated.

NCS is managed by Robert and Scott Langdon, who founded the company in 2001. The Company has steadily grown since inception and is now recognized as one of the premier Internet credit card application networks in the industry. NCS will continue to operate out of the company’s headquarters in Memphis, TN. Both Robert and Scott Langdon will continue with the company as will the entire 23 person Memphis-based staff.

“We are excited to be joining Bankrate,” said Robert Langdon, President of NCS. “The Bankrate brand, traffic and Internet footprint will enable us to accelerate our growth and increase our penetration of the credit card market,” Mr. Langdon added.

In a separate transaction, Bankrate also announced today that the company has aquired Savingforcollege.com LLC, a privately owned business run by renowned college finance industry specialist, Joseph Hurley. The business was acquired for $2.25 million in cash and an earn out of $2.0 million for the achievement of certain performance metrics over the next three years.

Savingforcollege.com is the premier Internet destination for objective information about 529 college savings plans. The site is designed to help consumers and financial professionals learn more about options for college financing. The acquisition also provides Bankrate with copyright ownership of Mr. Hurley’s highly regarded books, guides and other industry publications such as “Family Guide to College Savings”, widely recognized as the industry standard. Savingforcollege.com is located in Rochester, New York.. All operations will continue in the Rochester office. The acquisition was completed after the financial markets closed on Wednesday, December 5, 2007.

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“Our acquisition of Savingforcollege.com adds a wealth of great content and another source of organic Internet traffic to Bankrate,” said Thomas R. Evans, President and CEO of Bankrate. “Joe Hurley’s expertise and the valuable content of Savingforcollege.com will attract consumers to Bankrate’s college financing area and enable us to leverage this new addition with our advertisers,” Mr. Evans, added.

“With college finance a growing concern for many consumers, we believe Savingforcollege.com is a valuable addition to Bankrate’s offering,” said Joseph Hurley, founder of Savingforcollege.com. “We look forward to expanding the college finance channel and are thrilled to be joining the Bankrate team,” Mr. Hurley commented.
Bankrate expects both of the acquisitions to be accretive in 2008.

Guidance
Additionally, the company announced preliminary guidance for 2008, which factors in the acquisitions. The company is forecasting revenues of between $140 and $145 million and EBITDA of between $60 and $65 million for the calendar year.

December 10, 2007 Conference Call Dial-In and Web cast Information:
To participate in the teleconference please call: (888) 778-9053. International participants may dial: (913) 312-1417. Please access at least 10 minutes prior to the time the conference is set to begin. A Webcast of this call can be accessed at Bankrate’s Web site: http://investor.bankrate.com/events.cfm.

Replay Information:
A replay of the conference call will be available beginning December 10, 2007, 2:00pm ET/ 11:00am PT through December 24, 2007. To listen to the replay, call (888) 203-1112 and use the passcode: 4803793. International callers should dial (719) 457-0820 and use the passcode: 4803793.

About Nationwide Card Services, Inc.
Nationwide Card Services, Inc. (“NCS”), and its affiliate network, markets an extensive line of consumer and business credit cards via the Internet. The Company’s clients include the top financial institutions active in the credit card product line. The Company’s primary business is the online direct marketing of multi-purpose credit cards through its own proprietary Web sites and its network of over 500 active affiliate publishers. NCS has established a strong market position due to several distinct competitive advantages including: broad product selection, a loyal affiliate platform, a culture of superior customer service, highly efficient operations, and a strong management team. The Company is headquartered in Memphis, Tennessee.

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About Savingforcollege.com LLC
Savingforcollege.com is an independent research, consulting, and publishing company providing financial professionals and consumers with comprehensive and objective information about Section 529 plans, Coverdell education savings plans, and other college investing strategies. The firm is headed by Joseph Hurley, the “529 Guru,” whose book, The Best Way to Save for College - A Complete Guide to 529 Plans, was the nation’s first and is still the most comprehensive assessment of 529 and other college-savings plans.

About Bankrate, Inc.
Bankrate, Inc. (Nasdaq: RATE) ("Bankrate") owns and operates Bankrate.com, a leading Internet consumer banking marketplace. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. Bankrate is the leading aggregator of more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2005, Bankrate.com had over 46 million unique visitors. Bankrate provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal (NYSE: DJ) and The New York Times (NYSE: NYT). Bankrate's information is also distributed through more than 400 national and state publications. In addition to Bankrate.com, Bankrate also owns and operates FastFind, an internet lead aggregator and Mortgage Market Information Services, Inc. and Interest.com, Inc., each of which publishes mortgage guides and financial rates and information.

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Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: our success depends on Internet advertising revenue, interest rate volatility, establishing and maintaining distribution arrangements, and increased acceptance of the Internet by consumers as a medium for obtaining financial product information; changes in, or interpretations of, accounting rules and regulations, such as expensing of stock options, could result in unfavorable accounting charges; changes in, or interpretations of, tax rules and regulations may adversely impact our effective tax rate; we use barter transactions which do not generate cash; our markets are highly competitive; our Web site may encounter technical problems and service interruptions; we rely on the protection of our intellectual property; we may face liability for information on our Web site; future government regulation of the Internet is uncertain and subject to change; we may be limited or restricted in the way we establish and maintain our online relationships by laws generally applicable to our business; our ownership is heavily concentrated; our success may depend on management and key employees; we may encounter difficulties with future acquisitions; our results of operations may fluctuate significantly; our stock price may be particularly volatile because of the industry we are in; and, if our common stock price drops significantly, we may be delisted from the Nasdaq National Market, which could eliminate the trading market for our common stock. These and additional important factors to be considered are set forth under "Item 1. Business - Risk Factors,'' "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations'' and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2005, as amended, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

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For more information contact:
Bruce J. Zanca
SVP, Chief Marketing and Communications Officer
bzanca@bankrate.com
(917) 368-8648